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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): June 23, 2005


                           CENTRAL FEDERAL CORPORATION
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                     0-25045                  34-1877137
          --------                     -------                  ----------
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)         Identification Number)


    2923 Smith Road, Fairlawn, Ohio             44333          (330) 666-7979
    -------------------------------             -----          --------------
(Address of Principal Executive Offices)     (Zip Code)         (Registrant's
                                                              Telephone Number)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 23, 2005, the Board of Directors approved the accelerated vesting of all unvested stock options awarded to eligible participants under the 1999 Stock Based Incentive Plan and the 2003 Equity Compensation Plan. As a result of the acceleration, unvested options granted in 2003 and 2004 to acquire 102,000 shares of the registrant's common stock, which otherwise would have vested on various dates thru January 16, 2008, became immediately exercisable. All other terms and conditions applicable to options granted under these plans, including the exercise prices and the number of shares subject to the accelerated options, are unchanged. The decision to accelerate the vesting of these options was related to the issuance of Statement of Financial Accounting Standard No. 123 (revised 2004), Share Based Payment ("FAS 123R"). In accordance with the provisions of FAS 123R, the registrant will adopt the pronouncement on January 1, 2006 and believes the above-mentioned acceleration of vesting will eliminate compensation expense related to these options of approximately $115,100, $33,200 and $200 in 2006, 2007 and 2008, of which approximately $79,100, $20,300 and
$200 for each respective year is attributable to options held by directors and executive officers. The total expense will be reflected in pro forma footnote disclosure in the Company's 2005 financial statements, as permitted under the transition guidance provided by the Financial Accounting Standards Board.

The following table lists the number of options and weighted average exercise price of options subject to acceleration for Directors and Executive Officers:

                                        Options subject
                                        to acceleration        Weighted average
Name                                         (# shares)          exercise price
--------------------------------        ---------------        ----------------

Directors:
David C. Vernon                              26,167               $   11.54

Executive Officers:
Elouise L. Mackus                             9,670                   12.65
Therese A. Liutkus                            9,670                   13.16
Raymond E. Heh                               11,422                   12.84
R. Parker MacDonell                           9,670                   12.07
Richard J. O'Donnell                          5,000                   12.70


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ITEM 8.01  OTHER EVENTS

On June 24, 2005, the registrant issued a press release announcing that its Board of Directors declared a cash dividend of 9 cents per share on its common stock to be paid on July 18, 2005 to shareholders of record on July 5, 2005. The Board had considered reducing the dividend and advised that payment of the dividend would continue to be evaluated. A copy of the press release is included as Exhibit 99 to this report.

ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

 (c) Exhibits

        99       Press release issued on June 24, 2005 announcing dividends.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Central Federal Corporation

 Date:  June 27, 2005                         By: /s/ Therese Ann Liutkus
                                                  -----------------------------
                                                  Therese Ann Liutkus, CPA
                                                  Treasurer and Chief Financial
                                                  Officer